SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 21, 2004
(Date of earliest event reported)

Commission File No.:  333-116509



                    Wells Fargo Asset Securities Corporation
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        Delaware                                           52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7430 New Technology Way
Frederick, Maryland                                                 21703
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Address of principal executive offices                              (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

7485 New Horizon Way
Frederick, Maryland  21703
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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

              Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------
     (99)                                            Collateral Term Sheets
                                                     prepared by Wells Fargo
                                                     Asset Securities
                                                     Corporation in connection
                                                     with Wells Fargo Asset
                                                     Securities Corporation,
                                                     Mortgage Pass-Through
                                                     Certificates, Series 2004-S

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WELLS FARGO ASSET SECURITIES
                                            CORPORATION


July 21, 2004

                                          By: /s/ Bradley A. Davis
                                              ------------------------
                                              Bradley A. Davis
                                              Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.                        Description                  Electronic (E)
-----------                        -----------                  --------------

   (99)                            Collateral Term Sheets            E
                                   prepared by Wells
                                   Fargo Asset Securities
                                   Corporation in connection
                                   with Wells Fargo Asset
                                   Securities Corporation,
                                   Mortgage Pass-Through
                                   Certificates, Series 2004-S